Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

Graham Packaging Company, L.P.

GPC Capital Corp. I

(Exact name of obligor as specified in its charter)

(See table of additional obligor guarantors)

Delaware Delaware	23-278668 23-295240
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

2401 Pleasant Valley Road York, Pennsylvania	17402
(address of principal executive offices)	(Zip Code)

8  1/4% Senior Notes Due 2017

Guarantees of 8 1 /4% Senior Notes Due 2017

(Title of indenture securities)

TABLE OF ADDITIONAL OBLIGOR GUARANTORS

Exact Name of Obligor Guarantor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Obligor Guarantor’s Principal Executive Offices
Graham Packaging Holdings Company	Pennsylvania	23-2553000	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

GPC Sub GP LLC	Delaware	23-2952400	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging Latin America, LLC	Delaware	23-2946827	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging Poland, L.P.	Pennsylvania	23-2855283	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Recycling Company, L.P.	Pennsylvania	23-2636186	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging France Partners	Pennsylvania	23-2850220	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging West Jordan, LLC	Utah	04-3642518	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging Acquisition Corp.	Delaware	75-3168236	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging Plastic Products Inc.	Delaware	95-2097550	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging PET Technologies Inc.	Delaware	06-1088896	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging Regioplast STS Inc.	Delaware	34-1743397	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging International Plastic Products Inc.	Delaware	34-1880159	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging Leasing USA LLC	Delaware	61-1216682	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging Comerc USA LLC	Delaware	61-1216688	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging Controllers USA LLC	Delaware	61-1216684	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging Technological Specialties LLC	Delaware	61-1216686	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

Graham Packaging Minster LLC	Ohio	56-2595198	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

GPACSUB LLC	Delaware	26-1127569	2401 Pleasant Valley Road
York, Pennsylvania 17402
(717) 849-8500

General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223
Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10038
Federal Deposit Insurance Corporation	Washington, D.C. 20429
New York Clearing House Association	New York, New York 10005

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-154173).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of July, 2010.

THE BANK OF NEW YORK MELLON

By:	/s/ Mary Miselis
	Name:	Mary Miselis
	Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of One Wall Street, New York, N.Y. 10286 And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2010, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,640,000
Interest-bearing balances	59,828,000
Securities:
Held-to-maturity securities	4,111,000
Available-for-sale securities	48,709,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	308,000
Securities purchased under agreements to resell	538,000
Loans and lease financing receivables:
Loans and leases held for sale	26,000
Loans and leases, net of unearned income	22,881,000
LESS: Allowance for loan and lease losses	508,000
Loans and leases, net of unearned income and allowance	22,373,000
Trading assets	4,433,000
Premises and fixed assets (including capitalized leases)	1,044,000
Other real estate owned	5,000
Investments in unconsolidated subsidiaries and associated companies	916,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	4,934,000
Other intangible assets	1,428,000
Other assets	10,771,000

Total assets	162,064,000

LIABILITIES
Deposits:
In domestic offices	55,305,000
Noninterest-bearing	27,276,000
Interest-bearing	28,029,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	74,195,000
Noninterest-bearing	2,725,000
Interest-bearing	71,470,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	3,001,000
Securities sold under agreements to repurchase	10,000
Trading liabilities	5,509,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	1,551,000
Not applicable
Not applicable
Subordinated notes and debentures	3,490,000
Other liabilities	4,486,000

Total liabilities	147,547,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	8,536,000
Retained earnings	5,807,000
Accumulated other comprehensive income	-1,327,000
Other equity capital components	0
Total bank equity capital	14,151,000
Noncontrolling (minority) interests in consolidated subsidiaries	366,000
Total equity capital	14,517,000

Total liabilities and equity capital	162,064,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,
Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell
Robert P. Kelly	Directors
Catherine A. Rein